SUPPLEMENT DATED SEPTEMBER 20, 2000

TO PROSPECTUS
DATED MAY 5, 2000
for
FLEXIBLE PREMIUM LAST SURVIVOR
VARIABLE LIFE INSURANCE CONTRACTS
issued by
EQUITRUST LIFE INSURANCE COMPANY
EQUITRUST LIFE VARIABLE ACCOUNT

On page 31, in the section titled "General Provisions - Incontestability," the following is incorporated after the first sentence:

(If you reside in Arizona, Minnesota, Oklahoma, Oregon or Wisconsin, there is no exception for fraudulent statements made in the application or supplemental applications.)

On page 35, in the section titled "Distribution of the Policies," the first sentence in the second paragraph is amended to read as follows:

The maximum sales commission payable to broker-dealers will be 115% of premiums up to the first year Target Premiums, 7% of excess premiums in all years and 4.5% of renewal Target Premiums.

September 20, 2000							V.1